Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

To the Board of Directors and Management

Oasis Intermediate Holdco, LLC and Subsidiaries

9525 W Bryn Mawr Ave, Suite 900

Rosemont, Illinois 60018

And

Amherst Pierpont Securities LLC

245 Park Avenue

New York, NY 10167

We have performed the procedures enumerated below, which were agreed to by Oasis Intermediate Holdco, LLC and Subsidiaries (the Company) and Amherst Pierpont Securities LLC (collectively the “Specified Parties”) on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of plaintiff finance receivable and medical lien receivable-backed notes issued by Oasis 2020-2 LLC in accordance with the confidential Preliminary Offering Memorandum dated on or around May 20, 2020. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of plaintiff finance receivable and medical lien receivable-backed notes issued by Oasis 2020-2 LLC in accordance with the confidential Preliminary Offering Memorandum dated on or around May 20, 2020. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated April Plaintiff Receivables Data File and April Medical Lien Receivables Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Receivable Data Files.”

(ii) The fields in the Receivable Data Files, signed Contract and electronic credit application (for plaintiff receivables), and signed lien or letter of protection (for medical lien receivables) shall be herein referred to as “Specified Attributes.”

(iii) The term “Contract” means electronic or physical contract.

(iv) The term “Contract File” means any file containing the Contract, credit application, signed lien, or letter of protection.

(v) The term “System Application” refers to a screen image or access to the Company’s computer systems that the Company’s management represented as information from its Contract accounting system (Cashtraxx for plaintiff receivables and Key Meds for medical lien receivables), which includes the customer’s account history and the Specified Attributes related to the Contracts.

(vi) The term “Check Payable Voucher” refers to an electronic image of the check stub for the check used to pay an invoice.

(vii) The term “UPV” refers to the site cost associated with medical lien receivables.

(viii) The term “Core Receivable Type” refers to contracts purchased from the vendor for medical lien receivables.

(ix) The term “Payment Support” refers to the invoice or Check Payable Voucher associated with the account or transaction.

On May 1, 2020, the Specified Parties provided us with Receivable Data Files with a cutoff date of April 30, 2020 as follows:

1.	A Receivable Data File containing 21,974 individual plaintiff receivables customer accounts (the April Plaintiff Receivables Data File)
2.	A Receivable Data File containing 32,154 individual medical lien receivables customer accounts (the April Medical Lien Receivables Data File)

At the Specified Parties’ request, we selected a statistically random sample of 75 individual customer accounts from the April Plaintiff Receivables Data File and 25 individual customer accounts from the April Medical Lien Receivable Data File, and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated May 4, 2020 on the statistically random samples of individual customer accounts described above. From May 12, 2020 to May 15, 2020, we were provided with the source documents referenced in Exhibit A related to the 75 plaintiff receivables and 25 medical lien receivables selected for performance of agreed-upon procedures within the April Receivable Data Files for a total of 100 accounts (herein referred to as “Underlying Assets”).

For the Underlying Assets, we compared the Specified Attributes outlined in Exhibit A and as presented in the April Receivable Data Files to the corresponding source documents outlined in Exhibit A.

In comparing the above Specified Attributes, we applied the following tolerances as instructed by the Specified Parties:

•	Medical lien receivables site cost: +/- $50
•	Plaintiff receivables amount funded: +/- $50
•	Last payment date as of April 30, 2020: +/- 30 days
•	Principal balance outstanding as of April 30, 2020: +/- $50
•	Funding date to Contract date: +/- 5 business days
•	Funding date to date signatures obtained by both the attorney and plaintiff in cases where the funding date was not within 5 business days of the Contract date: +/- 5 business days
•	Invoice date to Check Payable Voucher date: +/- 90 days

We found all Specified Attributes, other than the exceptions identified below, to be in agreement to source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets except for those set forth in Exhibit A.

We also inspected the presence of, compared or verified the following on the sample of 75 Underlying Assets selected from the April Plaintiff Receivables Data File:

•	Inspected the presence of an electronic credit application and compared the customer name on the electronic credit application to the signed Contract.
•	Inspected the presence of a signed Contract, electronic or physical copy, signed by both the customer and attorney. For cases where a separate attorney letter has been obtained instead of attorney signature on the Contract, we will inspect the attorney letter for acknowledgment of the Company’s claim for payment and the Company’s lien on a portion of claimant’s share of proceeds from the case.

We also inspected the presence of, compared or verified the following on the sample of 25 Underlying Assets selected from the April Medical Lien Receivables Data File:

•	Compared the name of the medical facility (vendor) to the signed Contract and inspected the Contract for signatures by the Company and the vendor, and compared the Patient ID to the related invoice / Check Payable Voucher.
•	Inspected the presence of a signed lien citing the Company as the secured party, inspected liens related to spinal injection / surgery modalities for signatures of both the patient and the attorney, and liens related to any other modalities were inspected for signature of either the patient or the attorney.
•	Inspected the Letter of Protection (LOP) for cases where an LOP was obtained by the Company instead of a lien to determine whether it is addressed to the Company and that the Contract between the Company and the vendor shows proof of assignment of the receivable to the Company.
•	Compared case modality per the April Medical Lien Receivables Data File as applicable, to the Check Payable Voucher.
•	Inspected the Contract to determine whether they were purchased from the vendor, which is considered a Core Receivable Type.

Utilizing the sample of 75 plaintiff receivables and 25 medical lien receivables, we performed the following procedures comparing data in the April Receivable Data Files, as applicable, to information included in each of the Contract files.

•	Compared the first and last name of the customer (plaintiff) on the April Plaintiff Receivables Data File to the signed Contract for the sample selected from the April Plaintiff Receivables Data for plaintiff receivables.
•	Compared the contract identification (Case Number for plaintiff receivables and Patient ID for medical lien receivables) on the April Plaintiff Receivables Data File and the April Medical Lien Receivables Data File to the underlying signed Contract and Invoice/Check Payable Voucher, respectively, for the sample selected from the April Receivable Data Files. For medical lien receivables, we compared the vendor name on the Invoice/Check Payable Voucher to the April Medical Lien Receivables Data File for the sample selected from the April Medical Lien Receivables Data File.
•	Compared the medical lien receivables site cost to the Check Payable Voucher for medical lien receivables.
•	Compared the amount funded on the April Plaintiff Receivables Data File to the signed Contract and payment support for actual amount disbursed, net of funding fees for the sample selected from the April Plaintiff Receivables Data File. We compared whether the funding fees outlined in the customer Contract exceed $219.
•	Compared the funding date on the April Plaintiff Receivables Data File to the signed Contract for plaintiff receivables and we compared the Invoice Date on the April Medical Lien Receivables Data File to the Invoice / Check Payable Voucher for medical lien receivables for the sample selected from the April Receivable Data Files. For any plaintiff receivable where the funding date was not within 5 business days of the Contract Date, we compared the funding date to the date that signatures were obtained by both the attorney and plaintiff.

Utilizing the sample of 75 plaintiff receivables and 25 medical lien receivables, we performed the following procedures comparing data in the April Receivable Data files to the Company’s receivables systems (Cashtraxx for plaintiff receivables and Key Meds for medical lien receivables; Key Meds does not identify the Receivable Type or show the last payment date or transaction history in a system screenshot, therefore, a system generated report from the Key Meds system was used for the medical lien receivables comparison in the first two bullets below).

•	Principal balance outstanding as of April 30, 2020 for the sample selected from the April Receivable Data Files.
•	Last payment date as of April 30, 2020 for the sample selected from the April Receivable Data Files.
•	Receivable Type (Standard, Discount, Interest, Marketing for plaintiff receivables).

We identified the following exceptions in our procedures:

We identified no other exceptions in our procedures outlined above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of finance receivable-backed notes issued by Oasis 2020-2 LLC in accordance with the confidential Preliminary Offering Memorandum dated on or around May 20, 2020. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.
•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.
•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

May 19, 2020

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute (Plaintiff Receivable Data Files)	Source Document(s)
1	Case Number	Contract, System Application, and Payment Support
2	Funding Date	Contract and System Application
3	Customer Name (Last Name and First Name)	Contract System Application, and Electronic Credit Application
4	Funding Amount	Contract, System Application, and Payment Support
5	Principal Balance Outstanding (as of April 30, 2020)	Contract and System Application
6	Last Payment Date (as of April 30, 2020)	Contract and System Application
7	Pricing (Receivable Type)	Contract and System Application

Number	Specified Attribute (Medical Lien Receivable Data Files)	Source Document(s)
1	Main Modality	Contract, System Application, and Payment Support
2	Vendor	Contract, System Application, and Payment Support
3	Patient ID	Contract, System Application, and Payment Support
4	UPV (Site Cost)	Contract, System Application, and Payment Support
5	Invoice Date	Contract, System Application, and Payment Support
6	Payment Date (Last payment as of April 30, 2020)	Contract and System Application
7	Channel (Core receivable type)	Contract and System Application
8	Principal Balance Outstanding (as of April 30, 2020)	Contract and System Application